EXHIBIT 10.16
TWENTY-FIRST AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000 consisting of an agreed 145,150 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Effective Date of this Amendment:     December 24, 2014

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004; Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012; Seventeenth Amendment thereto dated November 8, 2012; Eighteenth Amendment thereto dated May 3, 2013; Nineteenth Amendment thereto dated May 28, 2013; and Twentieth Amendment thereto dated June 19, 2013 (collectively, the “Lease”), and desire to further amend the Lease to document an extension of the Term and certain other amendments more specifically set forth below. Capitalized terms used in this Twenty-First Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Leased Premises Area; Square Footage and Percentage of Building.

a.    Current Leased Premises. As of the Effective Date of this Amendment, the Leased Premises constitutes the following areas:

HOM011-0002 v06.CR

Floor	RSF	Usable Square Feet (“USF”)
Retail Level (1314 Sixth Ave., Room 219 Seattle WA 98101)	2,766	2,687
8	14,464	11,913
11	9,550	8,178
14	15,669	13,484
17	14,339	12,001
18	20,553	18,272
19	20,553	18,272
20	20,553	18,272
21	20,553	18,272
22	6,150	5,314
Total	145,150	126,665
Lessee’s Proportionate Share of the Building	12.8859%

b.    Additions and Deletions to the Leased Premises. Effective as of January 1, 2015, (i) 14,464 RSF of space on the 8th Floor of the Building shall be deemed removed from the Leased Premises (subject to Lessee’s right to use and occupy same as Swing Space pursuant to Section 2 below); and (ii) the remaining 6,214 RSF of space on the 17th Floor of the Building not currently used/occupied by Lessee shall be deemed added to the Leased Premises (provided that Lessee shall not be required to pay Rent with respect to this space until April 1, 2015); and (iii) the remaining 4,884 RSF of space on the 14th Floor of the Building not currently being used/occupied by Lessee shall be deemed added to the Premises (subject to Lessee’s right to use and occupy same as Swing Space pursuant to Section 2 below). Therefore, on and after January 1, 2015, the Leased Premises shall constitute the following areas:

Floor	RSF	USF
Retail Level (1314 Sixth Ave., Room 219 Seattle WA 98101)	2,766	2,687
11	9,550	8,178
14	20,553	18,272
17	20,553	18,272
18	20,553	18,272
19	20,553	18,272
20	20,553	18,272
21	20,553	18,272
22	6,150	5,314
Total RSF	141,784	125,881
Lessee’s Proportionate Share of the Building	12.5870%

Diagrams of each floor of the Building on which portions of the Leased Premises are located are attached hereto as Exhibit “A-1”. Any further re-measurement of the Building’s rentable and usable square footages shall not result in a change to Lessee’s rent or other economic terms during the remainder of the current Term or the Extended Term.

2.    Swing Space. For the period commencing on January 1, 2015 and ending on the earlier of (a) Substantial Completion of the Tenant Improvements described below, or (b) December 31, 2016 (the “Swing Space Term”), Lessee shall have a license to use and occupy for its permitted uses the following areas in the Building containing a total of approximately 40,602 RSF of space (collectively, the “Swing Space”): 14,464 RSF located on the 8th Floor of the Building (the “8th Floor Swing Space”); 4,884 RSF on the 14th Floor of the Building (the “14th Floor Swing Space”); and 21,254 RSF on the 38th Floor of the Building (the “38th Floor Swing Space”). Diagrams of each floor of the Building

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Twenty-First Amendment to Lease

on which portions of the Swing Space are located are attached hereto as Exhibit “A-2”. The parties acknowledge that (i) prior to the Date of this Amendment, the 8th Floor Swing Space was formerly part of the Leased Premises, and that on the first day of the Swing Space Term, such portion shall be automatically deemed surrendered by Lessee to Lessor and shall no longer be considered part of the Leased Premises, but Lessee may continue to occupy and use same as Swing Space pursuant to this Section; and (ii) the 14th Floor Swing Space shall be considered a part of the Leased Premises during the Swing Space Term, provided that Lessee shall not be required to pay Rent on such portion until after the Swing Space Term expires. Lessor shall deliver exclusive possession of the 38th Floor Swing Space to Lessee on or before January 1, 2015. During the Swing Space Term, Lessee shall comply with all of the terms and provisions of this Lease except for those provisions requiring the payment of Rent, utility charges, taxes, or other operating costs as to the Swing Space. The license set forth in this Section is personal to and may be exercised only by the Lessee named herein and shall not be assigned or otherwise transferred, voluntarily or involuntarily to, or exercised by, any person other than such Lessee. Use of the Swing Space by Lessee shall be on an as is basis, and Lessor shall have no obligation to repair or to make any improvements or alterations to the Swing Space or to provide any construction or refurbishing allowance whatsoever. Lessee shall vacate and surrender the Swing Space to Lessor on or prior to the end of the Swing Space Term in a similar condition to that upon delivery, broom clean, normal wear and tear and condemnation and casualty damage not caused by Lessee excepted, and free of Lessee’s personal property, furniture, cables, fixtures, and equipment.

a.    Remaining Tenant Improvement Allowance & Reimbursement of Unamortized Allowance for the 8th Floor Swing Space. Lessee currently is entitled to an outstanding Tenant Improvement Allowance of $280,533.51. Pursuant to the Eighteenth Amendment to the Lease dated May 3, 2013, a portion of the foregoing total Tenant Improvement Allowance amount was made available as to a portion of the Leased Premises located on the 8th Floor of the Building containing approximately 5,138 RSF defined therein as the “8th Floor Expansion Premises” in the amount of $76,453.44 (the “8th Floor Expansion Premises Allowance”); and (ii) pursuant to the Nineteenth Amendment to the Lease dated May 28, 2013, an additional portion of the foregoing total Tenant Improvement Allowance was made available to Lessee as to another portion of the 8th Floor Swing Space containing approximately 9,326 RSF and defined therein as the “Suite 810 Expansion Premises” in the amount of $108,834.42 (the “Suite 810 Allowance”). On or before January 1, 2015, Lessee shall relinquish to Lessor the then-unamortized portion of the 8th Floor Expansion Premises Allowance, which is agreed to be $53,949.00, and the then-unamortized portion of the Suite 810 Allowance, which is agreed to be $97,923, for a total relinquished amount of $151,872, which amortization is based on the ratio the number of months between January 1, 2015 until the expiration date of the current Term as to the Leased Premises (December 31, 2017) bears to the number of months between the Suite 810 Expansion Premises Commencement Date (as defined in the Nineteenth Amendment) and December 31, 2017. After the foregoing adjustments, the total remaining existing Tenant Improvement Allowance to which Lessee remains entitled on and after January 1, 2015 is $128,661.51, which amount is in addition to the new Tenant Improvement Allowance made available to Lessee pursuant to Section 6(c) below.

3.    Extension of Term. The Lease Term is currently scheduled to expire on December 31, 2017. The Term of the Lease described in Section 1.3 of the Lease is hereby extended for an additional period of ten (10) years (the “Extended Term”), so that the new expiration date thereof shall be December 31, 2027 (the “Expiration Date”).

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Twenty-First Amendment to Lease

4.    Rent. On and after the Effective Date of this Amendment, Section 1.4 of the Lease is hereby amended as follows:

Period	RSF of Leased Premises	Annual Base Rent Rate per RSF	Base Monthly Rent
December 1, 2014 – December 31, 2014	145,150	$28.00	$338,683.33
January 1, 2015 – March 31, 2015	141,784	$29.00	$315,824.50*
April 1, 2015 – Last day of Swing Space Term	141,784	$29.00	$330,841.67**
One (1) day after last day of Swing Space Term – December 31, 2017	141,784	$29.00	$342,644.67***
January 1, 2018 – December 31, 2018	141,784	$32.50	$383,998.33
January 1, 2019 – December 31, 2019	141,784	$33.50	$395,813.67
January 1, 2020 – December 31, 2020	141,784	$34.50	$407,629.00
January 1, 2021 – December 31, 2021	141,784	$35.50	$419,444.33
January 1, 2022 – December 31, 2022	141,784	$36.50	$431,259.67
January 1, 2023 – December 31, 2023	141,784	$37.50	$443,075.00
January 1, 2024 – December 31, 2024	141,784	$38.50	$454,890.33
January 1, 2025 – December 31, 2025	141,784	$39.50	$466,705.67
January 1, 2026 – December 31, 2026	141,784	$40.50	$478,521.00
January 1, 2027 – December 31, 2027	141,784	$41.50	$490,336.33

*Amount includes abatement of Base Rent with respect to (i) 6,214 RSF on the 17th Floor of the Building, and (ii) 4,884 RSF on the 14th Floor of the Building during this period.

**17th Floor Abatement ends on April 1, 2015; also, this amount includes abatement of Base Rent with respect to 4,884 RSF on the 14th Floor of the Building during this period.

***Amount includes abatement of Base Rent with respect to 4,884 RSF on the 14th Floor of the Building during this period.

5.    Base Indices. The Base Indices shall remain unchanged through and including December 31, 2018. Effective on January 1, 2019, Section 1.5 of the Lease is hereby further amended in its entirety to read as follows:

1.5    Base Indices

Consumer Price Index for September 2017.
Cost of electricity per kilowatt‑hour (average) for 12 months ending September 30, 2017.
Janitorial hourly labor rate as of September 30, 2017.
Operating Cost Adjustment Base: Estimated 2017 operating expenses per sq. ft., per yr. as reasonably determined by Lessor.
The Tax base amount shall be in keeping with Section 4 excluding any special assessments that are, or may be, assessed during the term of the Lease.
The first rent adjustment pursuant to Section 3 will be January 1, 2019.

6.    Improvements; Allowances.

a.    Lessor Improvements. Lessor shall: (a) at its sole cost, provide updated finishes in the restrooms located on the 14th, 17th, 18th, 19th, 20th, and 21st Floors of the Building in conjunction with the general Building-wide update program, at a level consistent with those finishes described in Exhibit “B” attached hereto, all work to be performed in a professional, workmanlike manner and in compliance with all applicable codes, laws and regulations;

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Twenty-First Amendment to Lease

(b) at its sole cost, replace lights and ceiling tiles in the office areas of the Leased Premises with new Building standard products consistent with Lessee’s finish levels described in Exhibit “B”; and (c) provide an allowance to Lessee in the amount of $40,000 for each of the 14th, 17th, 18th, 19th, 20th, and 21st Floors of the Building to be used by Lessee for upgrades to the elevator lobbies and corridors on such floors to be performed by Lessor (collectively, the “Lessor Improvements”). All Lessor Improvements shall be performed in a professional, workmanlike manner and in compliance with all applicable codes, laws and regulations. Lessor shall use reasonable efforts to coordinate the schedule for the performance of such work with Lessee, including where reasonably possible giving approximately ninety (90) days’ notice to Lessee in advance of work to be performed in the Leased Premises along with a description of the floor(s) on which such work shall be performed, and shall use commerically reasonable efforts to minimize interference with Lessee’s use and enjoyment of the Leased Premises on each such floor when such work is progressing. Lessee acknowledges that Lessor shall not be required to perform such work after-hours and that the prosecution of such work may require temporary closure of restrooms on such floors, which may in turn require Lessee’s employees and visitors to utilize restrooms on a floor above or below such floor, although Lessor shall attempt to minimize such closures to the maximum extent reasonably possible. Furthermore, Lessor shall coordinate the scheduling of Lessor Improvements relating to ceiling and lighting work on each floor with Lessee’s desired timing for the performance of its Tenant Work (defined below) as to each such floor.

b.    Tenant Work. Lessee shall have the right to construct additional improvements to the Leased Premises based upon mutually approved plans and specifications. Lessee and Lessor shall cooperate in the design, permitting and construction of the Tenant Work defined below by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Tenant Work in a timely fashion. Lessor’s approval shall be required for all Tenant Work, which approval shall be at Lessor’s sole discretion, except that Lessor’s approval shall not be unreasonably withheld, conditioned, or delayed with respect to proposed Tenant Work (i) that is non-structural and cosmetic, (ii) for which no building permit is required, (iii) that does not involve other tenant spaces, exterior surfaces of the Building, or Building common areas, and (iv) does not involve any changes to or interface with major Building systems (such as plumbing, electrical, mechanical/HVAC, sanitary sewer, storm sewer, and fire/life safety systems). The “Tenant Work” as used herein shall mean all construction work performed pursuant to and in accordance with the plans and specifications which have been approved by Lessor. Lessee may request to perform additional work different from or in addition to the Tenant Work, except Lessee may not make any modifications to the approved Tenant Work without Lessor’s prior writen consent. As long as Lessor is then employing an in-house construction manager, Lessee shall use a Lessor-approved general contractor for the Tenant Work, and shall be allowed to negotiate directly with said contractor so long as subcontract work is competitively bid and contractor does not self perform more than 15% of said Tenant Work. At the time Lessor reviews and consents to the plans and specifications for the Tenant Work, Lessor shall notify Lessee as to which portions thereof shall be subject to removal at the end of the Lease Term (and any extension or renewal thereof) pursuant to the Lease. Lessor hereby pre-approves RAFN as a general contractor for the Tenant Work, and Lessee hereby acknowledges and agrees that (x) Lessee’s general contractor shall be required to hire union subcontractors for mechanical, electrical, plumbing, and carpentry trades, and (y) Lessee shall be required to use Lessor’s pre-approved mechanical, electrical, plumbing, and fire/life safety subcontractors in connection with the Tenant Work. Lessor shall not charge Lessee any supervisory or manager fees for the Tenant Work.

c.    Tenant Improvement Allowance. Lessor agrees to provide a “Tenant Improvement Allowance” of up to $50.00 per RSF of the Leased Premises for 141,784 RSF. The aforementioned Tenant Improvement Allowance shall be spent only on permanent improvements to the Leased Premises based upon mutually approved plans and specifications for the Tenant Work. The “Tenant Improvement Costs” as used herein, shall consist of all direct and indirect costs associated with the Tenant Work, including: (i) design, including, without limitation, the cost of preparing the plans and specifications and submittals, permitting, demolition and preparation work, (ii) “hard” and “soft” construction costs, including, without limitation, all amounts payable to the general contractor under Lessee’s contract with its general contractor, including sales tax and other taxes, (iii) the cost of any changes to the plans and specifications required by Lessor or any applicable governmental authority, and (iv) all inspection and approval fees. Any and all Tenant Improvement Costs in excess of the Tenant Improvement Allowance shall be Lessee’s responsibility and, if performed or paid for by Lessor, shall be paid upon demand to Lessor. To the extent used by Lessee, Base Rent shall be repaid to Lessor as follows: beginning on January 1, 2018 and continuing until the last day of the Extended Term (the “Amortization Period”), Base Rent shall be increased by an amount necessary to repay (x) with respect to the first

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$20/RSF of the Leased Premises of the total Tenant Improvement Allowance, amortized over the Amortization Period on a straight-line (i.e., at 0% interest), and (y) with respect to the remainder of the total Tenant Improvement Allowance, amortized over the Amortization Period with interest at eight percent (8%) interest. Lessee shall notify Lessor on or before December 31, 2017 how much of the Tenant Improvement Allowance Lessee has elected to receive from Lessor. Such election shall be final and binding on Lessee and may not thereafter be modified without Lessor’s consent. Within a reasonable period after final completion of the Tenant Work, Lessor shall determine the total Tenant Improvement Allowance received by Lessee, shall calculate the increased Base Rent payable by Lessee pursuant to this Section 6(c), and shall provide written notice thereof to Lessee. Notwithstanding anything to the contrary elsewhere in the Lease, except as set forth in Section 9 below, the additional Base Rent reflecting repayment to Lessor of the Tenant Improvement Allowance described herein shall not abate in the event of any event or occurrence permitting Lessee to otherwise abate any Rent payable under the Lease. Furthermore, in the event the Lease terminates for any reason prior to the scheduled expiration date of the Extended Term, Lessee shall be required to pay to Lessor at the time of early termination the unrepaid portion of the Tenant Improvement Allowance.
d.    Space Planning Allowance. In addition to the Tenant Improvement Allowance, Lessor agrees to provide a “Space Planning Allowance” equal to up to $0.15 per RSF for 141,784 RSF, to be paid to Lessee’s architect or space planner (or, at Lessee’s election, reimbursed to Lessee) within thirty (30) days after receipt of any invoice therefor, as such services are rendered.

7.    Lessee’s Reduction Option.
(a)    Grant of Option. Effective on the fifth (5th) anniversary of the commencement date of the Extended Term, i.e., January 1, 2023, and continuing through the remainder of the Extended Term, Lessee shall have the on-going option (the “Reduction Option”) to terminate the Lease with respect to up to 20,553 RSF of the Leased Premises, subject to the terms and conditions below (the “Reduction Space”), provided:
(i)    Lessor receives written notice from Lessee of the exercise of its Reduction Option (the “Reduction Notice”) not less than twelve (12) months prior to the Reduction Effective Date (defined in Section 7(b) below) as stipulated in the Reduction Notice (also defined in Section 7(b) below); and
(ii)    The Reduction Effective Date shall not be earlier than the fifth (5th) anniversary of the commencement date of the Extended Term; and
(iii)    Lessee shall not be in default after notice and beyond any applicable cure periods under the Lease , as amended hereby, at the time Lessor receives the Reduction Notice; and
(iv)    No part of the Reduction Space is sublet for any period beyond the Reduction Effective Date at the time Lessor receives the Reduction Notice, unless said sublease includes the Reduction Option; and
(v)    The Reduction Space must comprise either (x) a full-floor portion of the Leased Premises, or (y) one or more portions of the Leased Premises which are located on multi-tenant floors, provided that (A) in no event shall the total Reduction Space exceed 20,553 RSF, and (B) if Lessee elects to designate portion(s) of the Leased Premises situated on multi-tenant floors, all of Lessee’s then-leased space on such floor(s) must be included as Reduction Space (provided that, if Lessee is then leasing multiple separate suites on a multi-tenant floor, and if each such suite has its own code-required access to the common area hallways on such floor, then Lessee may designate fewer than all such suites on such floor as Reduction Space); and
(vi)    Lessee executes the Reduction Amendment (defined in Section 7(d) below) and returns the same to Lessor in accordance with this Section.
(b)    Reduction Notice. The termination date of the Lease with respect to any Reduction Space shall be the date specified in the Reduction Notice (the “Reduction Effective Date”). If Lessee exercises its Reduction Option,

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Lessee shall remain liable for all Rent and other sums due under the Lease with respect to the Reduction Space up to and including the Reduction Effective Date even though billings for such may occur subsequent to the Reduction Effective Date. The Reduction Notice shall also identify the Reduction Space. The Leased Premises less the Reduction Space is referred to herein as the “Remaining Portion of the Leased Premises”.
(c)    Repayment of Allowance and Reduction Fee. If Lessee exercises its Reduction Option, Lessee shall pay to Lessor, within thirty days of receipt of the Lessor’s statement thereof, a “Reduction Fee,” which is calculated as follows: the sum of (i) Base Rent due for the Reduction Space for a period of three (3) full calendar months, calculated at the rate that would have been in effect as to the Reduction Space during the three (3) month period prior to the Reduction Effective Date, plus (ii) the then-unrepaid (or unamortized) portion, as of the Reduction Effective Date, of the Tenant Improvement Allowance, broker’s commissions paid by Lessor in connection with this Amendment and allocable on a pro-rata basis to the Reduction Space, and any other construction or improvement allowance hereafter provided by Lessor to Lessee and allocated on a pro-rata basis to the Reduction Space. Lessor shall, within thirty (30) days after Lessee’s request (or Lessor may at any time after receipt of the Reduction Notice), deliver to Lessee a statement showing the calculation of the Reduction Fee for any proposed Reduction Effective Date designated by Lessee.
(d)    If Lessee is entitled to and properly exercises the Reduction Option, Lessor shall prepare an amendment (the “Reduction Amendment”) to reflect the Reduction Effective Date and the changes in Base Rent, RSF of the Leased Premises, Lessee’s Percentage of the Building, and other appropriate terms related to the reduction of the rentable square footage, but in no event shall Lessor renegotiate or amend any other terms of the Lease without the Lessee’s written consent. A copy of the Reduction Amendment shall be (1) sent to Lessee within a reasonable time after receipt of the Reduction Notice, and (2) executed by Lessee and returned to Lessor in within thirty (30) days thereafter, but an otherwise valid exercise of the Reduction Option shall be fully effective whether or not the Reduction Amendment is executed. Notwithstanding anything else herein or in the Lease to the contrary, as of the date Lessee provides Lessor with the Reduction Notice, and with respect to the Reduction Space only, and except in the event the reduction of the Leased Premises contemplated by the Reduction Notice and this Section is not effectuated for any reason, any right or option Lessee may have to extend or renew the Term of the Lease shall, with respect only to the Reduction Space, be forever terminated, and the Reduction Space shall be excluded from the definition of “Option Space” for purposes of Lessee’s Right of First Offer/Right of First Refusal described hereinbelow unless and until an unrelated third party has leased the space.
8.    Building HVAC. Effective as of the Effective Date of this Amendment, Section 9.1(b) of the Lease is hereby deleted and replaced in its entirety as follows:

(b)    Heating and air cooling to maintain a temperature condition which in Lessor’s reasonable business judgment provides for comfortable occupancy of the Leased Premises during the hours of 8 a.m. to 6 p.m. Monday-Friday, and, upon request, 9 a.m. to 1 p.m. Saturday, provided Lessee complies with Lessor’s instructions regarding use of drapes and thermostats and Lessee does not utilize heat generating machines or equipment which affect the temperature (except as otherwise permitted under this Lease including but not limited to Lessor-approved server cooling or heating systems) otherwise maintained by the air cooling system. Notwithstanding the foregoing, in the event Lessee is required or elects to install supplemental air-cooling equipment within the Leased Premises, it shall do so at its sole cost and expense. Such equipment shall be subject to Lessor’s reasonable approval and shall be required to be connected to the Building’s condenser water loop, for which an additional monthly fee shall be paid for the consumption of water and electricity. Lessor hereby agrees that the existing equipment is in good working order. Upon request Lessor shall make available at Lessee’s expense after hours heat or air-cooling. The minimum use of after-hours heat or air cooling and the cost thereof shall be determined by Lessor and confirmed in writing to Lessee (currently $27/hour/floor), as the same may change from time to time.

9.    Utility Interruptions. Effective as of the Effective Date of this Amendment, the second paragraph of Section 9.4 of the Lease is hereby deleted in its entirety and replaced with the following: “In the event any essential services

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and utilities to the Premises are interrupted due to the negligence or willful misconduct of Lessor and such interruption lasts longer than forty-eight (48) hours, Rent (including operating costs and taxes) shall be abated to the extent the use and enjoyment of the Leased Premises are thereby materially and adversely affected from the end of such 48-hour period until the interruption ceases.” The remainder of Section 9.4 of the Lease remains in full force and effect.
10.    Signage. Effective as of the Effective Date of this Amendment, Section 13 of the Lease is hereby deleted and replaced in its entirety as follows:

13.    SIGNAGE AND PLAZA IDENTIFICATION.

13.1     General. Lessee shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the office space portion of the leased premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the office space portion of the Leased Premises without first obtaining Lessor’s written consent thereto. Any such consent by Lessor shall be upon the understanding and condition that Lessee will remove the same at the expiration or sooner termination of this lease and Lessee shall pay Lessor the cost to repair any damage to the Leased Premises or the Building caused thereby. Lessor shall have the right to prohibit any advertising by Lessee which, in its reasonable opinion, tends to impair the reputation of the Building as a first-class shopping, business or professional area.

13.2     Window Signage. Notwithstanding the foregoing, Lessee shall have the right to install signage on the outer surfaces of any retail spaces it occupies and display promotional materials in the windows of such space. Such signage shall be professional in nature. Lessee shall submit its permanent window signage plans to Lessor for advance approval as to style, materials, and aesthetics, such approval not to be unreasonably withheld, conditioned or delayed. Lessee acknowledges that Lessor will require any window signage to be professional in appearance and in keeping with the first class nature of the Building. Garish signs will therefore be prohibited. Lessee shall also have the right to use a likeness of the Building or its branch bank location in its promotional materials.

13.3    Other Signage. Lessor hereby approves Lessee’s signage existing as of the Date of this Amendment. Furthermore, the parties have identified additional signage for Lessee as described and depicted on the diagrams attached hereto as Exhibit “C” which Lessor hereby approves subject to Lessor’s approval of final shop drawings and method of installation and compliance with required permits and codes.

13.4    Signage Rights Personal. The signage rights described in this Section 13 are personal to the originally-named Lessee, subsidiary, parent, Affiliate or Permitted Transferee, hereunder, and may not be used, exercised, or assigned, voluntarily or involuntarily, by or to any person or entity other than such Lessee.

11.    Permitted Transfers. Effective on the Date of this Amendment, a new Section 22.7 is added at the end of Section 22 of the Lease, as follows:
22.7 Permitted Transfers. Notwithstanding anything to the contrary in this Lease, Lessee may, without Lessor’s prior written consent, but with prior notice to Lessor, assign the Lease or sublet all or portions of the Leased Premises to (any of the following, a “Permitted Transfer”): (i) its subsidiary, parent, or Affiliate (defined below); or to (ii) a successor entity related to Lessee by merger, consolidation, non-bankruptcy reorganization, the sale of all or substantially all of Lessee’s assets to such successor entity, or government action; provided that, in the event of a Permitted Transfer pursuant to clause (i) above, the subsidiary, parent, or Affiliate remains at all times the subsidiary, parent, or Affiliate, as the case may be, of Lessee; and in the event of a Permitted Transfer pursuant to clause (ii) above, if Lessee is not the surviving entity, the successor entity has a net worth at least

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equal to the greater of the net worth of Lessee upon mutual execution of this Lease or the net worth of Lessee immediately prior to such Permitted Transfer. As used herein, (A) “Affiliate” shall mean an entity which (aa) directly or indirectly controls Lessee, (bb) is under the direct or indirect control of Lessee or (cc) is under common direct or indirect control with Lessee. The term “control” shall mean ownership of fifty-one percent (51%) or more of the voting stock, shares, membership interests, or other equity interests or rights of the controlled entity (any of which “Equity Interests”), (B) “Parent” shall mean a company or other entity which owns fifty-one percent (51%) or more of Lessee’s Equity Interests, and (C) “subsidiary” shall mean a company or other entity, fifty-one percent (51%) or more of whose Equity Interests is owned by Lessee. In the event of any Permitted Transfer permitted by this paragraph, Lessee shall not be required to pay any portion of Lessee’s net profit described in Section 22.3 of the Lease. A copy of the documentation effecting such Permitted Transfer shall be delivered to Lessor not later than the effective date thereof.

12.    Termination of Expansion Options. Effective as of the Date of this Amendment, Section 27 (Expansion Options) is hereby deleted and shall be of no further force or effect.

13.    Right of First Offer/Right of First Refusal. Effective as of the Date of this Amendment, Section 28 of the Lease, as previously amended, is hereby deleted and replaced in its entirety as follows (for the avoidance of doubt, the Existing Rights (defined below) in favor of Lessee as described in the table attached hereto as Exhibit “D” shall continue in full force and effect and the priority thereof in relation to the rights of other tenants in the Building shall not be affected, notwithstanding new Section 28 as provided below):

28.1    Commencing on the Effective Date, and continuing throughout the term of this Lease as extended hereby (including through subsequent extension options), Lessee shall have the following described Right of First Offer/Right of First Refusal to lease any and all available space in the low rise elevator bank (i.e., floors 4-22, inclusive) in the Building) (the “Option Space”), subject only to the contrary rights (e.g., expansion options, rights of first refusal, and rights of first offer, extension options and renewal options) granted to other tenants prior to the date of mutual execution hereof; all such existing contrary rights are set forth in the table attached hereto as Exhibit “D” (the “Existing Rights”). Any Option Space shall be based upon a new base year.

28.2    When Lessor first learns that any portion of the Option Space is or will be available and is not subject to any Existing Rights, Lessor shall promptly notify Lessee in writing (the “Notice of Availability”) of the fact and the anticipated date of delivery (the “Delivery Date”). Lessor will use good faith efforts to provide a Notice of Availability approximately twelve (12) months prior to the expected date of availability where reasonably possible. Lessee shall then have forty-five (45) days (the “Response Period”) after receipt of the Notice of Availability (provided that the Response Period shall be reduced to ten (10) business days in cases where Lessor provides a Notice of Availability due to an unforeseen or unscheduled vacancy in any Option Space, and Lessor shall state the reason for such shortened Response Period with reasonable particularity in its Notice of Availability) in which to elect (the “Right of First Offer”) in writing to lease the Option Space described therein (the “Notice of Acceptance”). If Lessee fails to provide a Notice of Acceptance by the end of the Response Period, then (i) Lessor shall be free to offer the subject Option Space for lease to the market, subject, however, to Lessee’s rights (if any) pursuant to Section 28.3 below; and (ii) Lessee shall not be entitled to receive a Notice of Acceptance pursuant to this Section 28.2 until approximately twelve (12) months prior to the scheduled expiration date (including any exercised extension or renewal terms) of any third-party lease entered into by Lessor following Lessee’s waiver of its rights hereunder. If Lessee timely provides a Notice of Acceptance exercising its Right of First Offer, the subject Option Space shall be added to the Leased Premises under the same terms and conditions as are then applicable to the Leased Premises then being leased by Lessee, including without limitation as to term, extension options, and per-square foot base monthly rent and the timing of any applicable rent increases; provided however, that:

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(a)    The subject Option Space shall be deemed added to the Leased Premises and Rent will commence being due and payable with respect thereto, on the date (such date, the “Option Space Commencement Date”) that is the earlier to occur of (i) the date that is one hundred twenty (120) days after Lessor makes the subject Option Space available for commencement of Lessee’s Tenant Improvements, and (ii) the date on which Lessee occupies any portion of the subject Option Space for beneficial business purposes;

(b)    Lessee will not be charged any rent, utility charges or other operating costs or expenses as to the subject Option Space between the Delivery Date and the Option Space Commencement Date;

(c)    Lessee shall accept delivery of the subject Option Space on the Delivery Date in its then as-is condition and shall be responsible for any alterations desired by it to the subject Option Space to prepare it for occupancy, and if Lessor is delayed in delivering possession of the subject Option Space due to the holdover or unlawful possession of any portion of such space by any third party, Lessor shall use commercially reasonable, good faith efforts to obtain possession of such space, and the Delivery Date and Option Space Commencement Date shall be appropriately delayed and Lessee will not lose its rights to such Option Space;

(d)    The per-square foot Tenant Improvement Allowance allocable to the subject Option Space shall be $2.00 per square foot per year of remaining Lease Term, up to a maximum of $20.00 per square foot, after the date of mutual execution of this Amendment, prorated for partial years;

(e)    Lessor shall grant to Lessee a Supplemental Allowance allocable to the subject Option Space, which shall be equal up to $30.00 per-square foot, and if elected to be received by Lessee which shall be amortized with interest at eight percent (8%) per annum over the remainder of the Term, as extended pursuant to this Amendment. after the Option Space Commencement Date.

28.3    If Lessee does not provide a Notice of Acceptance as described in Section 28.2 above, then Lessor shall be free to market the subject Option Space for Lease to any third party; provided that, if either:

(A) if Lessor shall at any time thereafter receive a bona fide offer from a Bank Competitor (defined in Section 28.4 below) to lease all or any part of the subject Option Space, which offer Lessor shall desire to accept, or

(B) the subject Option Space does not become subject to an executed letter of intent (executed by both parties: i.e., Lessor and the prospective new tenant) or other written indicia of commitment by any other third-party to negotiate and enter into a lease for such space within one hundred twenty (120) days after expiration of the Response Period (for the avoidance of doubt, satisfaction of the foregoing requirement shall not be deemed to require an executed lease with such third party), and if Lessor shall thereafter receive a bona fide offer from any third party to lease all or any part of the subject Option Space, which offer Lessor shall desire to accept (as evidenced by the mutual execution of the letter of intent or other objective written acknowledge of acceptance), then Lessor shall promptly provide to Lessee a Notice of Availability along with a copy of such third-party offer, and Lessee shall have ten (10) business days thereafter in which to elect to lease the subject Option Space (the “Right of First Refusal”) by delivery of a Notice of Acceptance to Lessor. If Lessee fails to timely provide a Notice of Acceptance as aforesaid, then (i) Lessor shall be free to offer the subject Option Space for lease to the market, free from Lessee’s Right of First Offer and Lessee’s Right of First Refusal; and (ii) Lessee shall not be entitled to receive a Notice of Acceptance pursuant to this Section 28.3 until approximately twelve (12) months prior to the scheduled expiration date (including any exercised extension or renewal terms) of any third-party lease entered into by Lessor following Lessee’s waiver of its rights hereunder. However, Lessee’s Right of First Refusal shall again arise as to the subject Option Space and the procedures described in this Section 28.3 shall be followed if

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(x) there is any Material Modification (defined below) in the terms of the third party offer, or (y) a failure to enter into a binding lease with the third party making the offer within one hundred eighty (180) days after the date of the expiration of the 10-business day period described above. As used herein, a “Material Modification” shall mean that effective rental rate for the subject Option Space, taking into account free rent periods, tenant construction allowances, and similar monetary concessions, is less than ninety-five percent (95%) of the effective rent reflected in the Notice of Availability and the original third-party offer. If Lessee timely provides a Notice of Acceptance exercising its Right of First Refusal, the subject Option Space shall be added to the Leased Premises under the same terms and conditions as are then applicable to the Leased Premises then being leased by Lessee except to the extent they are modified by such third-party offer, the latter of which shall control; provided further that:

(a)    if there are three (3) or more years remaining on the Term of the Lease as to the original Leased Premises, then the Term of the Lease as to the subject Option Space shall be coterminous with the Term as to the original Leased Premises, notwithstanding anything to the contrary in the third-party offer;

(b)    The Delivery Date, Option Space Commencement Date, and condition at delivery of the subject Option Space shall be as set forth in the third-party offer, provided that if Lessor is delayed in delivering possession of the subject Option Space due to the holdover or unlawful possession of any portion of such space by any third party, Lessor shall use commercially reasonable, good faith efforts to obtain possession of such space, and the Delivery Date and Option Space Commencement Date shall be appropriately delayed and Lessee will not lose its rights to such Option Space; and

(c)    If the third-party offer contains any broker’s commissions, tenant improvement or construction allowances of any type, then: (i) such broker’s commissions and allowance(s) shall be prorated based on the ratio the remainder of the Term of this Lease following the Option Space Commencement Date bears to the offered lease term in the third-party offer; and (ii) Lessee shall be permitted to apply up to $3.00 per square foot per year of such prorated allowance to reduce the per square foot rental rate set forth in the third-party offer on a 1:1 basis. For example, if the prorated allowance is $20.00 per square foot on a five year remaining term, Lessee may reduce the prorated allowance by $15.00 per square foot ($3.00 per square foot per year x 5 years) and reduce the per square foot rental rate by $3.00 per square per year. The remaining $5.00 per square foot of such prorated allowance shall be made available to Lessee as a Tenant Improvement Allowance funded by Lessor.

28.4    As used herein, a “Bank Competitor” shall mean any state or federally chartered financial institution which is regulated by the Federal Reserve, the FDIC, the OCC, the NCUA, or the Washington Department of Financial Institutions, and which has at least ten (10) retail branches within the State of Washington.

28.5    If Lessee duly exercises its Right of First Offer or Right of First Refusal, as applicable, Lessor shall promptly prepare, and Lessee shall promptly execute, a suitable amendment to the Lease to memorialize such terms and conditions consistent with the foregoing; provided, however, that failure of the Lessee to execute such amendment shall not affect the binding nature of Lessee’s exercise of such right.

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14.    Option to Extend. Effective as of the Date of this Amendment, Section 29 of the Lease, as previously amended, is deleted and replaced in its entirety as follows:
29.    OPTION TO EXTEND
29.1    Grant of Option. Lessee shall have the option to further extend the Term of this Lease for one (1) additional term of five (5) years (the “Second Extended Term”), provided Lessee fully satisfies the conditions hereafter stated. If so extended, the term of this Lease shall continue as though the Second Extended Term were part of the original term hereof, except the Base Monthly Rent shall be Market Rate (as defined below) for like space in like buildings, as more fully described below.
29.2    Exercise of Option. Lessee’s right to extend as above stated is subject to the following conditions:
i.    Lessee shall give Lessor twelve (12) months’ prior written notice pursuant to this Section (the “Extension Notice”).
ii.    This Lease shall be in full force and effect, and Lessee shall not be in default after notice and beyond any applicable notice or cure periods under the Lease when said notice is given.
iii.    Within 30 days after receipt of the Extension Notice from Lessee, Lessor shall give written notice of the rental rate being offered for the Second Extended Term. Lessee shall confirm in writing the Base Monthly Rent for the Second Extended Term within thirty (30) days after notification by Lessor of said rental rate being offered, or, if Lessor and Lessee are unable to agree upon the Market Rate within said thirty (30) day period, Lessee and Lessor shall confirm in writing the Base Monthly Rent for the Second Extended Term within thirty (30) days after completion of the arbitration process described below.
v.    The Base Indices will be amended to reflect the then current calendar year and amount at the time of the commencement of the Second Extended Term
vi.    Upon receipt of Lessee’s acknowledgement, Lessor shall prepare an amendment modifying the Lease to state the Extended Term and the Base Monthly Rent for the Extended Term.
29.3    Market Rate. As used in this Section, the term “Market Rate” at any point in time shall mean the Base Monthly Rent per RSF in pending or completed renewal lease transactions, at such point in time, subject to Section 29.4 below:
i.    for space in the Building and for space in other office buildings in the downtown Seattle area that are comparable to the Building in age, class and quality, which space is comparable in size, location, configuration, view (to the extent relevant) and degree of leasehold improvement to the space in the Building to be leased by Lessee with respect to which such rate is to apply; and
ii.    for a lease term of substantially the same duration and commencement date as the Second Extended Term.
29.4    Factors Affecting Determination of Market Rate. In determining such Market Rate, there shall be taken into account, among other things, accepted rental rates, rental abatement

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concessions being granted, construction and other allowances, contributions and concessions being granted, financing of leasehold improvements being incorporated into such rates, concessions being made for the construction of the leasehold improvements, and all other concessions being granted to renewing tenants, as the case may be, and escalation “Stops” or base years and other escalation benchmarks being utilized to determine such rates. All such concessions, allowances, contributions, and financing are hereafter collectively referred to as “Concessions”. Market Rate (determined without reduction for Concessions) may be reduced by reason of rent abatement Concessions or similar Concessions to the extent necessary to spread the amount of such concessions over the full term of the Second Extended Term.
29.5    Procedures. Should Lessee and Lessor be unable to agree on the Base Monthly Rent for the Second Extended Term, the Market Rate for such Extended Term shall be determined by arbitration, as set forth below. Such arbitration shall be before one (1) disinterested and experienced arbitrator, if one can be agreed upon; otherwise, before three (3) disinterested and experienced arbitrators: one named by Lessor; one by Lessee; and the third by the two arbitrators thus chosen (provided, that if said two arbitrators cannot agree upon a third arbitrator within thirty (30) days after they have been named, then a third arbitrator shall be appointed by the presiding judge of the Superior Court for King County, Washington, upon motion of either Lessor or Lessee. As used herein, a “disinterested and experienced arbitrator” shall be a person (i) who shall not have a direct or indirect financial interest in the decisions to be made by the arbitrator(s); (ii) who shall not be an officer, director, employee, or agent of Lessor or Lessee, and (iii) who shall have at least ten (10) years’ professional or business experience in the Seattle market with respect to the management and leasing of commercial real estate as a leasing agent, broker, or other relevant capacity. The arbitrator(s) shall determine the Market Rate for the Second Extended Term. Except as may be otherwise provided in this Lease, the arbitrator(s) shall conduct the arbitration proceedings in accordance with the then currently published rules of the American Arbitration Association applicable to commercial arbitrations. Except as may be otherwise provided in this Lease, the arbitrator(s) designated and acting under the Lease shall make his/her/their award in strict conformity with the foregoing rules and shall have no power to depart from or change any of the provisions thereof. All arbitration proceedings hereunder shall be conducted in Seattle, Washington. The appointment of arbitrators shall be signified in writing by each party to the other. If Lessor or Lessee shall fail to so appoint an arbitrator for a period of fifteen (15) business days after written notice from the other party to make such appointment, then the arbitrator appointed by the party not in default under this Section 29.5 shall appoint a second arbitrator, and the two so appointed shall appoint a third arbitrator. The arbitrator(s), after being duly sworn to perform his or their duties with impartiality and fidelity, shall proceed to determine the Market Rate for the Second Extended Term. The arbitration hearing shall be conducted and the decision of the arbitrator(s) shall be rendered within sixty (60) days after their appointment, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties hereto. The decision of the arbitrator(s) shall be binding, final and conclusive on the parties. Fees of the arbitrator(s) and the expenses incident to the proceeding shall be borne equally between Lessor and Lessee if a single arbitrator is used. If three arbitrators are used, each party shall pay the fees and costs of the arbitrator selected by it and the parties shall share equally in the fees and costs of the third arbitrator. Fees of the respective counsel engaged by the parties, and fees of expert witnesses or other witnesses called by the parties shall be paid by the respective party engaging such counsel or calling or engaging such witness.
15.    Parking. Effective as of January 1, 2015, Section 30 of the Lease is hereby deleted and revised in its entirety to read as follows:
30.    PARKING. Lessor shall provide Lessee with the right to lease (i) thirty-three (33) monthly parking permits for spaces in the controlled access area (as currently designated) of the Union Square Garage, plus (ii) fifty-nine (59) parking permits for additional unreserved spaces elsewhere in the Union Square Garage, for a total of ninety-two (92) stalls. If the RSF of the Leased Premises ever

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increases or decreases, the number of monthly parking permits available to Lessee shall be appropriately adjusted based on a ratio of one (1) monthly parking permit per 1,500 RSF in the Leased Premises, provided that (i) any such added monthly parking permits may be for unreserved spaces, and (ii) Lessee shall elect whether any such subtracted monthly parking permits are taken from Lessee’s unreserved monthly parking permits or from Lessee’s reserved monthly parking permits. The rate for each of the aforementioned monthly parking permits shall be seventy-five percent (75%) of market rate in the Building. In addition, Lessor shall provide Lessee with up to 1,000 hours of validation per month at fifty (50%) percent of market rates for the building.
16.    Exclusivity; ATM Rights. Effective as of the Effective Date of this Amendment, Section 36 of the Lease is hereby deleted and revised in its entirety to read as follows:

36.    EXCLUSIVITY; ATM RIGHTS.

36.1    Lessee’s Exclusive Bank Branch and ATM Rights. Lessor hereby agrees that, during the Extended Term, as it may be extended further, so long as Lessee is then operating a branch bank facility in all or substantially all of that portion of the Leased Premises on the plaza level of the Building with street frontage on Sixth Avenue (the “Branch Bank Requirement”), Lessor shall not lease any other space in the retail or plaza areas of either the Building or the One Union Square Building (collectively, the “Retail Areas”), for any standard retail banking uses (e.g., the taking of deposits, the cashing of checks, etc.). Furthermore, during the Extended Term, as it may be extended further, so long as the Branch Bank Requirement is satisfied, Lessor shall not permit any state or federally chartered financial institution (other than Lessee) to install or operate any automated teller machines (“ATMs”) in the retail or plaza area of the Building; provided that this sentence shall not apply to the Existing ATM described below.

36.2    Lessee’s Right to Install Additional ATM. Lessee shall have the right at any time during the Extended Term, as it may be extended further, and at its sole cost and expense, to install, operate, repair, maintain, and, upon expiration or earlier termination of the Lease, remove and restore affected surface finishes, one (1) additional ATM in the Building’s lobby near the Convention Center entrance and east of the easternmost elevators serving the Union Square Garage (the exact location to be determined by agreement of the Lessee and Lessor). The design, construction, materials, and installation (and contractors therefor) shall be subject to the reasonable prior approval of Lessor, and Lessee shall coordinate the design thereof to be consistent with the level of finishes in the lobby area, as the same may be redesigned or remodeled by Lessor from time to time.

36.3    Existing Third Party ATM. Lessee acknowledges that Lessor has an existing agreement (the “Existing ATM Agreement”) with Key Bank for the use and operation of an automated teller machine (the “Existing ATM”) in the lobby area of the Building. Lessor agrees to use commercially reasonable efforts to seek the termination of the Existing ATM Agreement or relocation of the Existing ATM in 2015 or 2016, in either case on terms and conditions and at a cost acceptable to Lessor in its sole but reasonable discretion; provided that the foregoing shall neither obligate Lessor to accomplish either of the foregoing by any particular date nor require Lessor to agree to pay costs or accept any other terms or conditions in connection with such efforts that are not acceptable to Lessor in its sole but reasonable discretion.

17.    Hazardous Substances. Effective as of the Date of this Amendment, a new Section 39 is hereby added to the end of the Lease as follows:

39.    HAZARDOUS SUBSTANCES. If, at any time during the Extended Term, the common areas of the Building or the Leased Premises shall be found to contain asbestos, or asbestos-containing materials, or other hazardous materials or hazardous substances in violation of applicable federal, state or local laws, Lessor shall remove or cause the removal of (or otherwise treat or abate in accordance with all applicable laws) such asbestos, or asbestos-containing materials, hazardous

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materials or hazardous substances in accordance with the requirements of such laws, and Lessor shall indemnify and defend Lessee, its successors, assigns, agents, officers, employees and contractors from the existence, removal, and/or abatement thereof. Lessor has received no notice from any state or federal agency concerning the presence of asbestos, asbestos-containing materials, hazardous materials or toxic waste in violation of applicable laws. In the event Lessor receives any such notice during the Lease Term or any extension or renewal thereof, Lessor shall promptly provide Lessee with a copy of such notice. The foregoing obligations of Lessor shall not apply with respect to any asbestos, asbestos-containing materials, hazardous materials or hazardous substances placed in the Leased Premises or elsewhere in the Building by Lessee or its agents, employees, or contractors. Lessee shall not cause the Leased Premises or other portions of the Building to contain asbestos, asbestos-containing materials, hazardous materials, or hazardous substances in violation of such laws and Lessee shall remove or cause the removal or abatement of any such asbestos, asbestos-containing materials, hazardous materials or hazardous substances placed upon the Leased Premises by Lessee or its agents, employees, or contractors in accordance with the requirements of such laws. Hazardous substance or materials will not include cleaning solutions or other chemicals or materials used in the ordinary course of Lessee’s business.
18.    ADA Compliance. Effective as of the Date of this Amendment, a new Section 40 is hereby added to the end of the Lease as follows:

40.    ADA COMPLIANCE. Lessor and Lessee acknowledge that, in accordance with the provisions of the Americans with Disabilities Act (the “ADA”), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Lessor and Lessee. Notwithstanding anything to the contrary contained in the Lease, Lessor and Lessee agree that the responsibility for compliance with the ADA (including, without limitation, the removal of architectural and communications barriers and the provision of auxiliary aids and services to the extent required) shall be allocated as follows: (i) Lessee shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Leased Premises if such construction, renovations, alterations and repairs are made by Lessee, at its expense without the assistance of the Lessor (including any Tenant Work performed by Lessee or its contractors) subject to the Tenant Improvement Allowance; (ii) Lessee shall be responsible for compliance with the provisions of Title III of the ADA for all construction, renovations, alterations and repairs Lessor makes within the Leased Premises to the extent triggered by Lessee’s unique use of the Leased Premises or any alterations desired by it thereto, whether at Lessor’s or Lessee’s expense subject to the Tenant Improvement Allowance; and (iii) Lessor shall be responsible for compliance with the provisions of Title III of the ADA for all exterior and interior areas of the Building not included within the Leased Premises, and also for Lessor Improvements or Lessor’s work under this Amendment. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any claims, damages, costs and liabilities arising out of Lessor’s failure, or alleged failure, as the case may be, to comply with Title III of the ADA, which indemnification obligation shall survive the expiration or termination of this Lease. Lessee agrees to indemnify, defend and hold Lessor harmless from and against any claims, damages, costs and liabilities arising out of Lessee’s failure, or alleged failure, as the case may be, to comply with Title III of the ADA, which indemnification obligation shall survive the expiration or termination of this Lease. Lessor and Lessee each agree that the allocation of responsibility for ADA compliance shall not require Lessor or Lessee to supervise, monitor or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth in this Section. The allocation of responsibility for ADA compliance between Lessor and Lessee, and the obligations of Lessor and Lessee established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this Section.

19.    Broker Fee. Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of Lessee with any brokers, finders or other persons except Lessor shall pay a fee as set forth in a separately executed agreement between Lessor and Jones

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Lang La Salle Americas, Inc. to Hughes McLaughlin and Rob Nielsen of Jones Lang LaSalle Americas, Inc. upon the full execution of this Amendment.
20.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

21.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURES ON NEXT PAGE]

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DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

   By
           Mark Barbieri - Executive Vice President

Date:

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STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2014.

(Affix seal or stamp below)

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state chartered savings bank, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2014.

(Affix seal or stamp below)

(Signature of Notary)

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(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

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EXHIBIT A-1

LEASED PREMISES DIAGRAMS

[See attached nine (9) sheets.]

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EXHIBIT A-1

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EXHIBIT A-1

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EXHIBIT A-1

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EXHIBIT A-1

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EXHIBIT A-1

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11
12
13
14
15
16
16
17
18
19
20
21
22
23
23
24
25
26
27
28
29
30
31
32
33
33
34
35
36
37
1
2
3
4
Two Union Square
Floor 22

HomeStreet / USLLC
Twenty-First Amendment

EXHIBIT A-1

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

HomeStreet Bank
Leased Premises

0222
0208
0220
0219
HomeStreet Bank
0224 A
0224 B

HomeStreet / USLLC
Twenty-First Amendment

EXHIBIT A-1

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

EXHIBIT A-2

SWING SPACE DIAGRAMS

[See attached three (3) sheets.]

EXHIBIT A-2

HomeStreet Bank
Swing Space

4
5
6
7
8
9
10
11
12
13
14
15
16
4
3
2
1
37
36
35
34
33
16
17
18
19
20
21
22
23
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 8

HomeStreet / USLLC
Twenty-First Amendment

EXHIBIT A-2

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

HomeStreet Bank
Swing Space

4 5 6 7 8 9 10 11 12 13 14 15 16
16
17
18
19
20
21
22
23
23
24 25 26 27 28 29 30 31 32 33
33
34
35
36
37
1
2
3
4
Two Union Square
Floor 14

HomeStreet / USLLC
Twenty-First Amendment

EXHIBIT A-2

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

HomeStreet Bank
Swing Space

4
5
6
7
8
9
10
11
12
13
14
15
16
4
16
3
17
2
18
1
37
19
36
20
21
35
22
34
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 38

HomeStreet / USLLC
Twenty-First Amendment

EXHIBIT A-2

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

EXHIBIT B

APPROVED FINISHES & OTHER SPECIFICATIONS

General Ceiling Tile/Grid Specifications

•	Grid to be TUS building standard white (USG profile DX)

•	Tile to be USG Mars 28” x 28” custom size white regular tile SLT

General Office Light fixture Specifications

•	Juno Recessed 2’ x 2’ LED Opal Basket, Model #SP30622-3930UWH3F6 (8’ x 10’ spacing between fixtures)

Elevator Lobby Conceptual Design & Finish Specifications

•	Similar in design & quality of finishes of Tenant Plum Creek Timber’s Elevator lobby on Floor 31

Men’s/Women’s Restroom Specifications

•	Flooring: Porcelain tile, 12” x 24” x 3/8” brick installation plus cove & corner base, ADA compliant for slip resistance

•	Wet walls: Porcelain tile, 12” x 24” x 3/8” full height installation with 20% coverage of accent mosaic (stone or glass) tile stripe.

•	Remaining walls: Carnegie Xorel Wall covering, Pattern “Dash” with X-Protect Wall backing, 56”W roll or similar

•	Ceiling: Painted GWB, Level 4 with flat sheen paint

•	General Lighting: Recessed LED linear fixtures in soffits washing walls behind toilets and mirrors, general recessed LED downlights as needed

•	Decorative Sconces: (2) flanking mirror/countertop, waterworks “Carlton” #CHLT01 or similar

•	Countertop, backsplash, and apron: Polished stone

•	Undermount sink: Kohler “Kathryn” #K-2330-G-0 White or similar

•	Faucet: Kohler “Purist” #K-14402-4A-CP Polished Chrome or similar

•	Toilet Partition/Urinal Screens: Bradley, Powder coated Steel, Ceiling hung Series 600 or similar

•
Restroom Accessories: Bobrick Classic Series, Stainless Steel in Satin Finish for Dispensers for toilet paper & seat covers, napkin disposal, coat hooks, mirrors, and all required ADA compliant grab bars

•	Replacement or refurbishment of all toilets to mutually agreeable and updated standards consistent with other Class A buildings in the Seattle market.

EXHIBIT B

EXHIBIT C

APPROVED LESSEE SIGNAGE

[Attach]

EXHIBIT C

Home Street Bank | Two Union Square | Site Plan

EXHIBIT C

Sign #3
Sign #2
Sign #4
UNION
STREET
Existing under canopy sign
Existing plaque
Sign #1
Existing ATM sign
Existing plaque
UNIVERSITY
STREET
The NBBJ Group
Two Union Square
SITE PLAN
A11.1

Verify location of all proposed signs

TUBE ART GROUP

Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R4
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

******
Checked By

January 20, 2014
Date
January 23, 2014 KC x2
January 29, 2014 RL R2
August 21, 2014 BCM R3

RT: 11
Revisions

[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors

1 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank | Two Union Square | Photo Overlay Showing Sign #1

EXHIBIT C

HomeStreet

South Elevation Wall - Daytime View
Scale: ± 1/4" = 1'-0"

HomeStreet

South Elevation Wall - Simulated Night View
Scale: ± 1/4" = 1'-0"

TUBE ART GROUP

Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R4
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**
Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3

Revisions

[ ] **Approved**
[ ] **Approved With Changes Noted**

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors.

2 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank I Two Union Square I Photo Overlay Showing Sign #2

EXHIBIT C

HomeStreet

Elevation Looking West
Scale: ±1/8" = 1'-0"

HomeStreet
3'-4"
3'-8"
3'-4"

Partial North Elevation
Scale: ±1/8" = 1'-0"

TAG

TUBE ART GROUP

Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R4
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**

Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3
September 4, 2014 KF R4

Revisions

[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors

3 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank | Two Union Square | Detail Drawing for Sign #1

EXHIBIT C

1'- 5"
1'3" 9" 3'1"
10'-0" service access panel on sides of cabinet
4'-0" service access panel on sides of cabinet
4'-2 1/2"
3'-2"
14'-7"
12'-3"
11"
11"
HomeStreet
H
E
G
F
B

② Side View
Scale: 3/8" = 1'-0"

① Front View
Scale: 3/8" = 1'-0"

Sign #1

Manufacture and install one (1) double face illuminated blade sign. This is a modified HSBP105 sign type

Ⓐ Cabinet frames to be 1 1/2" aluminum square tube (vertical members) and 1 1 1/2" aluminum angle (horizontal members).
Ⓑ Supports to be 6" steel square tube painted Matte Black.
Ⓒ Square tubes to have welded 1 1/2" steel mounting angles.
Ⓓ Attach mounting angles to angles of frames with 3/8" hex head bolts.
Ⓔ Cabinet to have aluminum cladding painted Matte Black.
Ⓕ "HomeStreet" copy to fabricated aluminum pan channel letters with formed White Lexan faces internally illuminated with GE White LEDs.
Ⓖ Letter returns to be 3" deep mill finish Silver channel coil.
Ⓗ Brackets to be fabricated aluminum open channel construction with 3" returns painted Blue pms #299C.
Ⓘ Faces to be Clear acrylic with 1" Blue trim cap edge to match pms #299C.
Ⓙ Brackets to have double tube Horizon Blue neon illumination (mount back to back to bottom cabinet).

NOTE: MOUNTING METHODS WILL VARY AT EACH LOCATION SURVEY OF CONDITIONS REQUIRED.

Digital Print: Rich Black C:60,M:40,Y:40,K-100
Paint: Matte Black MP stock #N923SP
Vinyl: 3M Matte Black #230-22

Digital Print: Blue PMS #299C
Paint: "Blue" MP00365
Vinyl: 3M Olympic Blue 230-57

Paint: "White" MP stock #N202SP
Vinyl: Matte white vinyl 220-20

Blue Neon:
Horizon blue

TUBE ART GROUP
Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R4
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**
Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3

Revisions
[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors

4 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank | Two Union Square | Detail Drawing for Sign #2

EXHIBIT C

4'-2 1/2"
3'-2"
1'-2"
11"
12'-3"
14'-7"
11"
G
D
E
B
G
HomeStreet

① East View
Scale: 3/8" = 1'-0"

④ Plan View
Scale: 3/8" = 1'-0"

HomeStreet
10'-0" service access panel on sides of cabinet
4'-0" service access panel on sides of cabinet

② North View
Scale: 3/8" = 1'-0"

HomeStreet

③ West View
Scale: 3/8" = 1'-0"

Sign #2

Manufacture and install one (1) triple face illuminated blade sign.

Ⓐ Cabinet frames to be 1 1/2" aluminum square tube (vertical members) and 1 1 1/2" aluminum angle (horizontal members).
Ⓑ Supports to be 6" steel square tube painted Matte Black.
Ⓒ Square tubes to have welded 1 1/2" steel mounting angles.
Ⓓ Cabinet to have aluminum cladding painted Matte Black.
Ⓔ "HomeStreet" copy to fabricated aluminum pan channel letters with formed White Lexan faces
Ⓕ internally illuminated with GE White LEDs.
Letter returns to be 3" deep mill finish Silver channel coil.
Ⓖ Fabricated acrylic brackets will wrap around three sides of sign, overlay with blue vinyl.

NOTE: MOUNTING METHODS WILL VARY AT EACH LOCATION SURVEY OF CONDITIONS REQUIRED.

Digital Print: Rich Black C:60,M:40,Y:40,K-100
Paint: Matte Black MP stock #N923SP
Vinyl: 3M Matte Black #230-22

Digital Print: Blue PMS #299C
Paint: "Blue" MP00365
Vinyl: 3M Olympic Blue 230-57

Paint: "White" MP stock #N202SP
Vinyl: Matte white vinyl 220-20

⑤ Partial Detail of Fabricated Acrylic Bracket
NTS

TAG
TUBE ART GROUP
Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number
123149
Quote Number
HSBTwoUnion149R4
File Name
Brian Hopkins
Salesperson
Kay Christensen
Drawn By
**
Checked By
January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3

Revisions
[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors

5 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank | Two Union Square | Location Options for Sign #3

EXHIBIT C

HomeStreet

Sign #3 Modified HSB60
Scale: ±1/8" = 1'-0"

TUBE ART GROUP

Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R44
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**
Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3
Revisions

[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors.

6 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank I Two Union Square I Detail Drawing for Sign #3

EXHIBIT C

Fabricated aluminum pan channel letters with formed white lexan faces. Letter returns will be a 3" deep mill finish silver channel coil.
10'-3"
9'-6 1/8"
8"
8'-7"
8"
Service access holes top and bottom as required.
A
B
HomeStreet
2'-11 1/2"
2'-2 1/2"
1'-1 3/8"
Aluminum background and raceway, paint matte black
C Fabricated acrylic brackets will light on all sides.
1 1/2" tall mounting flange on top and bottom of background raceway (continuation of back) to be painted to match wall color (verify).

Front View
Scale: 1/2" = 1'-0"

8 1/4"

Section View of "Home Street" copy
Scale: 1/2" = 1'-0"

Detail View of "H" (Front View)
Scale: 1" = 1'-0"

Fabricated aluminum channel letter with a formed lexan cap Note that corners round slightly with the form
3" deep mill finish silver channel returns
Illuminate internally with white LEDs
3"
5"

Detail View of "H" (End View)
Scale: 1" = 1'-0"

Sign #3 NON STANDARD SIZE TO MEET LANDLORD CRITERIA

Single face wall sign with illuminated fabricated acrylic brackets, pan channel letters with formed lexan faces for "Home Street" copy, and dimensional "Bank" copy with exposed neon

(A) Fabricated aluminum pan channel letters with formed white lexan faces. Letter returns will be a 3" deep mill finish silver channel coil.

(B) Aluminum background and raceway, paint matte black.

(C) 1/4" fabricated white acrylic bracket shapes with mitred corners, will slide onto the end of the cabinet (one bracket each end), as a shoebox effect. Countsunk screws as needed, paint screw heads blue to match. Surface apply blue vinyl to first surface (on all sides).

Bracket Detail for HSBW-60 Sign Type

Top View (Right End)
Scale: 1/2" = 1'-0"

Front View (Right End)
Scale: 1/2" = 1'-0"

Front View (Right End)
Scale: 1/2" = 1'-0"

Color Palette

Digital Print: Rich Black C:60,M:40,Y:40,K-100
Paint: Matte Black MP stock #N923SP
Vinyl: 3M Matte Black #230-22

Digital Print: Blue PMS #299C
Paint: "Blue" MP00365
Vinyl: 3M Olympic Blue 230-57

Paint: "White" MP stock #N202SP
Vinyl: Matte white vinyl 220-20

Mill finish silver channel coil (Letter returns)

TUBE ART GROUP
Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R3
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**
Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3

Revisions
[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors.

7 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

Home Street Bank | Two Union Square | Detail Drawing for Sign #4

4'-6"
1'-7"
9 1/2"
5 1/2"
[HomeStreet]

Front View
Scale: 1/2" = 1'-0"

1 1/2"

End View
Scale: 1/2" = 1'-0"

Sign #4
Manufacture one (1) new single face non illuminated plaque signs

New sign will be fabricated out of 1 ½" tube frame skinned with horizontal brush grain Wrisco laminate on face only. Tube frame will be painted 877 Silver. Letters and brackets are flat cut out of 1/4" acrylic, painted as followed:

Brackets to be 3M Olympic blue 230-57.
"HomeStreet" copy to be painted Matte Black MP stock #N923SP.
Letters/logo installed flush to background with VHB and Silicone.

Digital Print: Rich Black C:80,M:80,Y:80,K-100
Paint: Matte Black MP stock #N923SP

Digital Print: Blue pms #299C
Paint: "New Blue" MP stock #N925SP
Vinyl: 3M Olympic Blue 230-57

EXHIBIT C

±8'-10" wall VIF
Center sign
[HomeStreet]

Sign #4 Location
Scale: 1/4" = 1'-0"

TAG
TUBE ART GROUP

Seattle Office
11715 SE 5th Street
Bellevue, WA 98005
206.223.1122
800.562.2854
Fax 206.223.1123

This original artwork is protected under Federal Copyright Laws. Make no reproduction of this design concept without permission from Tube Art Group.

1761
Customer Number

123149
Quote Number

HSBTwoUnion149R4
File Name

Brian Hopkins
Salesperson

Kay Christensen
Drawn By

**
Checked By

January 20, 2014
Date
January 23, 2014 KC
January 29, 2014 RL R2
August 21, 2014 BCM R3

Revisions
[ ] Approved
[ ] Approved With Changes Noted

Customer Signature

Date

Landlord Signature

Date

[HomeStreet] Bank

Two Union Square
601 Union St
Seattle, WA

This drawing is intended to provide a reasonable representation of the final manufactured article. Fasteners and seams in materials may not be represented exactly as they will be fabricated. Colors on prints may not accurately depict specific colors

8 of 8

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease

EXHIBIT D

EXISTING RIGHTS

[Attach]

EXHIBIT D

EXHIBIT D

EXISTING RIGHTS

Suite	Tenant	RSF	Lease Expiration	Existing Options to Extend			Existing FRLs; Notice Periods			
				Option Term	Subject to FRL Rights of:	Exercise Notice Deadline	First Priority	Second Priority	Third Priority	Fourth Priority
400	Resource Connection	5,223	12/31/2017	1-5yr	HomeStreet	6 mos (6/30/2017)	HomeStreet/10 days	Kibble/10 days	Resource/10 days	
425	EHI Real Estate	2,504	11/30/2016	1-5yr	HomeStreet	9 mos (2/29/2016)	HomeStreet/10 days	Kibble/10 days	Resource/10 days	
500	Japanese Consulate	15,576	3/31/2019	1-5yr	HomeStreet	9 mos (6/30/2018)	HomeStreet/10 days	Kibble/10 days	BNY/10 days	
520	Bank of New York Mellon	5,115	9/30/2016	1-5yr	n/a	9 mos (12/31/2015)	HomeStreet/10 days	Kibble/10 days	BNY/10 days	
600	Floyd-Snider	11,683	12/31/2018	1-5yr	n/a	9 mos (3/31/22018)	HomeStreet/10 days	Floyd/10 days	Kibble/10 days	HDR/20 Bus. days
616	Wa. State Treasurer	2,210	12/31/2017	n/a	n/a	n/a	HomeStreet/10 days	Floyd/10 days	Kibble/10 days	HDR/20 Bus. days
626	Hanwa	2,578	4/30/2017	1-5yr	HomeStreet	9 mos (7/31/2016)	HomeStreet/10 days	Floyd/10 days	Kibble/10 days	HDR/20 Bus. days
700	HDR	20,691	7/31/2018	1-5yr	HomeStreet	6 mos (1/31/2018)	HomeStreet/10 days	Kibble/10 days	HDR/20 Bus. days	
800	Porter Foster	6,227	1/31/2020	n/a	n/a	n/a	HomeStreet/10 days	Kibble/10 days	HDR/20 Bus. days	
900	Kibble Prentice	20,691	1/31/2021	1-5yr	n/a	9 mos (4/30/2020)	HomeStreet/10 days	Kibble/10 days		
1000	Kibble Prentice	20,691	1/31/2021	1-5yr	n/a	9 mos (4/30/2020)	HomeStreet/10 days	Kibble/10 days		
1100	Jones Lang LaSalle	10,737	7/31/2018	1-5yr	HomeStreet; Kibble	9 mos (10/31/2017)	HomeStreet/10 days	Kibble/10 days	JLL/10 days	
1200	Kibble Prentice	20,691	1/31/2021	1-5yr	n/a	9 mos (4/30/2020)	HomeStreet/10 days	Kibble/10 days		
1300	Wells Fargo	20,691	11/14/2015	1-5yr	HomeStreet	9 mos (2/14/2015)	HomeStreet/10 days			
1500	Bennett Bigelow & Leedom	15,198	2/29/2020	1-5yr	n/a	12 mos (2/28/2019)	HomeStreet/10 days	BB&L/10 days		
1501	Ater Wynne	5,355	2/28/2015	n/a	n/a	n/a	HomeStreet/10 days	BB&L/10 days		
1606	Landau	2,558	8/31/2017	n/a	n/a	n/a	HomeStreet/10 days	FINRA/15 days		
1616	FINRA	7,698	3/31/2016	n/a	n/a	n/a	HomeStreet/10 days			
1624	Naegeli Reporting	2,060	7/31/2015	n/a	n/a	n/a	HomeStreet/10 days	FINRA/15 DAYS		
1630	Worldwide Facilities	3,163	3/31/2018	1-5yr	HomeStreet	12 mos (3/31/2017)	HomeStreet/10 days	Naegeli/15 Bus. days		
1717	Umpqua	6,214	12/31/2014	n/a	n/a	n/a	HomeStreet/10 days	Umpqua/10 days		
2200	Edge Asset	14,403	12/31/2017	1-5yr	n/a	9 mos (3/31/2017)	HomeStreet/10 days	Edge/15 Bus. days	Peterson/15 Bus. days

HomeStreet Bank / USLLC
Twenty-First Amendment to Lease